Exhibit 99.1

Barclays Global Financial Services Conference

September 13, 2017

The PNC Financial Services Group

PNC

Cautionary Statement Regarding Forward-Looking and Non-GAAP Financial Information

PNC

This presentation is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings and on its corporate website.

The presentation contains forward-looking statements regarding our outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix. We provide greater detail regarding these as well as other factors in our 2016 Form 10-K and our 2017 Form 10-Qs, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this presentation or in our SEC filings. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. Forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.

In this presentation, we may sometimes include non-GAAP financial information. Non-GAAP financial information includes metrics such as fee income and tangible book value, as well as adjusted results and certain information used to review components of reported information. When we do so, we provide GAAP reconciliations for such information. Such reconciliations may be found in our presentation, in these slides, including the Appendix, in other materials on our corporate website, and in our SEC filings. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this information and the related reconciliations may be useful to investors, analysts, regulators and others to help understand and evaluate our financial results. We may also use annualized, pro forma, estimated or third party numbers for illustrative or comparative purposes only. These may not reflect actual results.

References to our corporate website are to www.pnc.com under "About Us – Investor Relations." Our SEC filings are available both on our corporate website and on the SEC's website at www.sec.gov. We include web addresses here as inactive textual references only. Information on these websites is not part of this presentation.

Focused on Executing

Delivering Long-Term Value

PNC

- Executing on our strategic priorities has resulted in higher fee income, well-controlled expenses and differentiated performance

- We have opportunities to drive continued growth and efficiency by focusing on things we can control

- Our balance sheet is well positioned for the current environment

- Strong capital return to shareholders remains a priority

Strategic Priorities
Established 2013

- Building a leading banking franchise in underpenetrated markets
- Reinventing the retail banking experience
- Capturing more investable assets
- Bolstering critical infrastructure and streamlining core processes

Executing on Strategic Priorities Has Driven Higher Fee Income

Revenue 2012 – 2016
Fee Income Growth Helped Offset NII Headwinds



$ millions
$15,512
$9,640
$1,544
$4,328
+7% CAGR
$15,162
$8,391
$1,124
$5,647
2012
2016
Fee Income
Other Noninterest Income
NII

Year-Over-Year Revenue Growth
Driven by Higher NII and Fee Income



$ millions
$7,459
+7% YOY
$7,944
$4,166
$570
$2,723
+5% YOY
$4,418
$658
$2,868
1H16
1H17
Fee Income
Other Noninterest Income
NII

– Fee income (Non-GAAP) – Refers to noninterest income in the following categories: asset management, consumer services, corporate services, residential mortgage and service charges on deposits. See Reconciliation in Appendix.

Disciplined Expense Management

PNC

$1 Billion Decline in Expenses
During Period of Significant Investment


$ millions
$10,486
-3% CAGR
$9,476
2012
2016
Noninterest Expense

Well-Controlled Expenses
Reflect Higher Business Activity and Investments


$ millions
$4,641
+5% YOY
$4,881
1H16
1H17
Noninterest Expense

Well-Positioned Risk Adjusted Efficiency

PNC's Provision Adjustment is the Lowest – Reflecting Risk Profile


1H17 Efficiency Ratio
COF 51%
USB 56%
MTB 56%
JPM 59%
KEY 60%
BBT 61%
PNC 61%
WFC 62%
BAC 63%
RF 64%
STI 64%
FITB 66%


1H17 Risk Adjusted Efficiency
MTB 60%
USB 62%
PNC 64%
JPM 64%
KEY 64%
WFC 65%
BBT 65%
BAC 67%
RF 68%
STI 69%
FITB 70%
COF 80%
Efficiency Ratio
Provision Adjustment

- See Peer Group of Banks in Appendix.
- Source: SNL and company filings
- Risk adjusted efficiency – Noninterest expense plus provision for credit losses divided by total revenue

Differentiated Performance

PNC

1H17 Results (unless specified)	PNC	Peer Rank
Tangible book value per common share % change (12/31/07 – 6/30/17)	282%	#1
3-year annualized total return to shareholders (9/8/17)	+15%	#2
Stock price % change vs. all-time-high closing price (9/8/17)	-8%	#2
Net charge-offs to average loans (2Q17 annualized)	0.20%	#2
Noninterest income to total revenue	44%	#3
Return on average assets	1.19%	#3
Return on average common equity	9.69%	#5
Dividend yield (9/8/17)	2.5%	#6

– Peer Rank – See Peer Group of Banks in Appendix.
– Tangible book value per common share (Non-GAAP) – See reconciliation in Appendix.

Strong Capital Return

Total Return to Shareholders
$3.4 Billion 3Q16-2Q17


$ millions
$772
$273
$499
$771
$270
$501
$885
$273
$612
$956
$268
$688
3Q16
4Q16
1Q17
2Q17
Common Dividends
Program Shares Repurchased

Quarterly Common Dividend Declared
All-Time High Effective 3Q17


$0.66
$0.10
$0.10
$0.35
$0.40
$0.44
$0.48
$0.51
$0.55
$0.75
3Q08
3Q09
3Q10
3Q11
3Q12
3Q13
3Q14
3Q15
3Q16
3Q17

- Returned $3.4 billion to shareholders during the four quarters ended in 2Q17
  - Repurchased $2.3 billion of shares, completing our share repurchase programs
  - Paid $1.1 billion in dividends on common shares
- Announced plans to repurchase up to $2.7 billion of shares over four quarter period beginning in 3Q17
  - Increase of 17% compared to our prior share repurchase programs
- August 2017 dividend increase of 36%, or $0.20, to an all-time high of $0.75 per share

– Share repurchase programs – PNC's ability to purchase full amount is subject to factors such as market and general economic conditions, economic capital and regulatory capital conditions, alternative uses of capital, regulatory and contractual limitations, issuances related to employee benefit plans and the potential impact on credit ratings.

Opportunities to Drive Growth and Efficiency

PNC



Grow loans
Transform home lending
Transform retail branch network
Continue success in the Southeast and Chicago
Expand middle market franchise
Grow treasury management
Leverage technology investments
Enhance digital capabilities and drive sales
Focused on things we can control

Focused on Growing Loans

PNC


PNC's Loan Mix
$177
$190
$200
$205
$209
$214
$102
$113
$123
$131
$137
$142
$75
$77
$77
$74
$72
$72
8% CAGR - Commercial
$ billions
2012
2013
2014
2015
2016
1H17
Average Consumer
Average Commercial

- Delivered steady and consistent loan growth over past several years
- Commercial loan growth driven by our relationship-based lending approach
- Growth within our credit risk appetite
- Consumer loan balances impacted by runoff of certain acquired portfolios
- PNC outpaced industry loan growth in 1H17
- Opportunity to continue to grow loans in the current environment

Broad-Based 2Q17 Commercial Loan Growth Outpaced Industry

PNC

C&IB Average Loans by Business

$ billions	2Q17	2Q16	Growth
Corporate Banking	$54.9	$51.2	**7%**
Real Estate	$38.3	$36.2	**6%**
Business Credit	$15.6	$14.9	**5%**
Equipment Finance	$13.5	$11.8	**14%**

– 2Q17 Equipment Finance average balance includes the impact of the acquisition of a commercial and vendor finance business with $1.0 billion of loans and leases

Year-Over-Year C&IB Loan Growth vs. Industry



PNC
Industry (H.8)
12%
9%
6%
3%
0%
2Q16
3Q16
4Q16
1Q17
2Q17

– Commercial & Institutional Banking (C&IB) loan growth for PNC based on quarterly average of total C&IB loans. Industry loan growth based on the quarterly average of monthly reported C&I and CRE loans from Federal Reserve H.8 releases for U.S. commercial banks.

Expand the Middle Market Franchise

- In the first year of an expansion of our Middle Market business
- In 26 of the top 50 U.S. metropolitan markets
  - In 2017, expanded to Dallas, Kansas City and Minneapolis
  - In 2018, plan to expand to Denver, Houston and Nashville
- Leveraging our successful strategy from the Southeast and Chicago in our new markets
- Delivering our full suite of commercial products and services and embedding in communities with Regional Presidents model
- Early results are positive with favorable risk / reward opportunity

Corporate and Commercial Banking Indexed Average Loan Growth

Southeast and Chicago growth exceeds legacy markets


Southeast and Chicago
Other Markets
160%
150%
140%
130%
120%
110%
100%
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17

Note: Excludes national businesses not tied to a geographic market

Enhance Consumer Lending

Origination, Fulfillment and Product Capabilities

Home Equity $29.2 billion



- Home lending transformation – integrate home equity & mortgage
- Digitize origination processes
- Home equity loans booked by MLOs in 1H17 were over 50% higher than 1H16

Credit Card $5.2 billion


PNC CASH REWARDS
VISA

- Grew 6% over 6/30/2016
- Digital channels growing as driver of sales – 13% in 2Q17
- Successful new tiered Cash Rewards card rollout in June 2017

Direct Auto $1.3 billion


PNC BANK

- Grew 15% over 6/30/2016
- Digital channels were 22% of sales in 2Q17
- Mobile optimized application successfully launched in July 2017

Unsecured Installment $1.0 billion



- Digital consumer UIL product – pilot launched 4Q16
- ~$110 million in balances booked through pilot as of 7/31/17
- Digital UIL was 38% of new account production in 2Q17

Private Education $1.7 billion



- Launched education refinancing product in June 2017
- Leverage University Banking relationships with students including credit card

- Portfolio balances – As of 6/30/17
- MLOs – Mortgage Loan Officers

Leveraging Technology and Infrastructure

PNC

- Built key foundational capabilities of greater speed, security and stability
- Three state-of-the-art facilities are up and running on our internal cloud
- Expected efficiencies through automation and robotics
- Net savings create capacity to continue to invest
- Pivoting infrastructure capital spend to customer facing, digital initiatives

Culture of Innovation


PNC Center for
Financial Services Innovation
Carnegie Mellon University • Tepper School of Business

CMU Research Center



PNC iLab


PNC Value-Added Products and Services
What's In It For You?

Crowdsourcing Ideas



Line of Business Led Innovation

Open API Strategy

PNC Owned Fintech Incubator

Focused on Executing
Delivering Long-Term Value

- Executing on our strategic priorities has resulted in higher fee income, well-controlled expenses and differentiated performance
- We have opportunities to drive continued growth and efficiency by focusing on things we can control
- Our balance sheet is well positioned for the current environment
- Strong capital return to shareholders remains a priority

Appendix: Cautionary Statement Regarding Forward-Looking Information

This presentation includes "snapshot" information about PNC used by way of illustration and is not intended as a full business or financial review. It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.

We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements are typically identified by words such as "believe," "plan," "expect," "anticipate," "see," "look," "intend," "outlook," "project," "forecast," "estimate," "goal," "will," "should" and other similar words and expressions.

Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date made. We do not assume any duty and do not undertake to update forward-looking statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.

Our forward-looking statements are subject to the following principal risks and uncertainties.

- Our businesses, financial results and balance sheet values are affected by business and economic conditions, including the following:
  - Changes in interest rates and valuations in debt, equity and other financial markets.
  - Disruptions in the U.S. and global financial markets.
  - Actions by the Federal Reserve Board, U.S. Treasury and other government agencies, including those that impact money supply and market interest rates.
  - Changes in law and policy accompanying the new presidential administration and uncertainty or speculation pending the enactment of such changes.
  - Changes in customers', suppliers' and other counterparties' performance and creditworthiness.
  - Slowing or reversal of the current U.S. economic expansion.
  - Continued residual effects of recessionary conditions and uneven spread of positive impacts of recovery on the economy and our counterparties, including adverse impacts on levels of unemployment, loan utilization rates, delinquencies, defaults and counterparty ability to meet credit and other obligations.
  - Commodity price volatility.
  - Changes in customer preferences and behavior, whether due to changing business and economic conditions, legislative and regulatory initiatives, or other factors.

Appendix: Cautionary Statement Regarding Forward-Looking Information

- Our forward-looking financial statements are subject to the risk that economic and financial market conditions will be substantially different than those we are currently expecting. These statements are based on our current view that the U.S. economy and the labor market will grow moderately in 2017, boosted by stable oil/energy prices, improving consumer spending and housing activity, and some federal fiscal policy stimulus as a result of the 2016 elections. Short-term interest rates and bond yields are expected to continue rising in 2017; inflation has slowed in the first half of 2017, but should gradually accelerate into 2018. Specifically, our business outlook reflects our expectation of continued steady growth in GDP, one 25 basis point increase in short-term interest rates by the Federal Reserve in December of 2017, and an announcement from the Federal Reserve that it will begin to reduce the size of its balance sheet in the fall of 2017. We are also assuming that long-term rates rise at a slower pace than short-term rates. These forward-looking statements also do not, unless otherwise indicated, take into account the impact of potential legal and regulatory contingencies.
- PNC's ability to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or issue or redeem preferred stock or other regulatory capital instruments, is subject to the review of such proposed actions by the Federal Reserve Board as part of PNC's comprehensive capital plan for the applicable period in connection with the Federal Reserve Board's Comprehensive Capital Analysis and Review (CCAR) process and to the acceptance of such capital plan and non-objection to such capital actions by the Federal Reserve Board.
- PNC's regulatory capital ratios in the future will depend on, among other things, the company's financial performance, the scope and terms of final capital regulations then in effect (particularly those implementing the international regulatory capital framework developed by the Basel Committee on Banking Supervision (Basel Committee), the international body responsible for developing global regulatory standards for banking organizations for consideration and adoption by national jurisdictions), and management actions affecting the composition of PNC's balance sheet. In addition, PNC's ability to determine, evaluate and forecast regulatory capital ratios, and to take actions (such as capital distributions) based on actual or forecasted capital ratios, will be dependent at least in part on the development, validation and regulatory approval of related models.
- Legal and regulatory developments could have an impact on our ability to operate our businesses, financial condition, results of operations, competitive position, reputation, or pursuit of attractive acquisition opportunities. Reputational impacts could affect matters such as business generation and retention, liquidity, funding, and ability to attract and retain management. These developments could include:
  - Changes resulting from legislative and regulatory reforms, including changes affecting oversight of the financial services industry, consumer protection, bank capital and liquidity standards, tax, pension, bankruptcy and other industry aspects, and changes in accounting policies and principles.
  - Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries. These matters may result in monetary judgments or settlements or other remedies, including fines, penalties, restitution or alterations in our business practices, and in additional expenses and collateral costs, and may cause reputational harm to PNC.
  - Results of the regulatory examination and supervision process, including our failure to satisfy requirements of agreements with governmental agencies.
  - Impact on business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of adequacy of our intellectual property protection in general.

Appendix: Cautionary Statement Regarding Forward-Looking Information

- Business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through effective use of systems and controls, third-party insurance, derivatives, and capital management techniques, and to meet evolving regulatory capital and liquidity standards.
- Business and operating results also include impacts relating to our equity interest in BlackRock, Inc. and rely to a significant extent on information provided to us by BlackRock. Risks and uncertainties that could affect BlackRock are discussed in more detail by BlackRock in its SEC filings.
- We grow our business in part by acquiring from time to time other financial services companies, financial services assets and related deposits and other liabilities. Acquisition risks and uncertainties include those presented by the nature of the business acquired, including in some cases those associated with our entry into new businesses or new geographic or other markets and risks resulting from our inexperience in those new areas, as well as risks and uncertainties related to the acquisition transactions themselves, regulatory issues, and the integration of the acquired businesses into PNC after closing.
- Competition can have an impact on customer acquisition, growth and retention and on credit spreads and product pricing, which can affect market share, deposits and revenues. Our ability to anticipate and respond to technological changes can also impact our ability to respond to customer needs and meet competitive demands.
- Business and operating results can also be affected by widespread natural and other disasters, pandemics, dislocations, terrorist activities, system failures, security breaches, cyberattacks or international hostilities through impacts on the economy and financial markets generally or on us or our counterparties specifically.

We provide greater detail regarding these as well as other factors in our 2016 Form 10-K and our 2017 Form 10-Qs, including in the Risk Factors and Risk Management sections and the Legal Proceedings and Commitments Notes of the Notes To Consolidated Financial Statements in those reports, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss elsewhere in this presentation or in our SEC filings, accessible on the SEC's website at www.sec.gov and on our corporate website at www.pnc.com/secfilings. We have included these web addresses as inactive textual references only. Information on these websites is not part of this document.

Any annualized, pro forma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts' opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC's or other company's actual or anticipated results.

Appendix: Non-GAAP to GAAP Reconciliation

PNC

Fee Income

$ in millions	For the year ended Dec. 31, 2016	Dec. 31, 2012	CAGR	For the six months ended Jun. 30, 2017	Jun. 30, 2016	Year-Over-Year Change
Asset management	$1,521	$1,169		$801	$718	
Consumer services	1,388	1,136		692	691	
Corporate services	1,504	1,166		827	728	
Residential mortgage	567	284		217	265	
Service charges on deposits	667	573		331	321	
Total fee income	$5,647	$4,328	7%	$2,868	$2,723	5%
Other, including net securities gains	1,124	1,544		658	570	
Total noninterest income, as reported	$6,771	$5,872	4%	$3,526	$3,293	7%

Non-GAAP to GAAP Reconciliation

PNC

Tangible Book Value per Common Share Ratio

$ in millions, except per share data	Jun. 30, 2017	Dec. 31, 2007 [1]	% Change 6/30/17 vs. 12/31/07
Book value per common share	$87.78	$43.60	101%
Tangible book value per common share			
Common shareholders' equity	$42,103	$14,847	
Goodwill and Other intangible assets	(9,527)	(8,850)	
Deferred tax liabilities on Goodwill and Other intangible assets	302	119	
Tangible common shareholders' equity	$32,878	$6,116	
Period-end common shares outstanding (in millions)	480	341	
Tangible book value per common share (Non-GAAP)	$68.55	$17.96	282%

[1] Amounts for the 2007 period have not been updated to reflect the first quarter 2014 adoption of Accounting Standards Update (ASU) 2014-01 related to investments in low income housing tax credits.

Tangible book value per common share is a non-GAAP measure and is calculated based on tangible common shareholders' equity divided by period end common shares outstanding. We believe this non-GAAP measure serves as a useful tool to help evaluate the strength and discipline of a company's capital management strategies and as an additional, conservative measure of total company value.

Peer Group of Banks

The PNC Financial Services Group, Inc.	PNC
BB&T Corporation	BBT
Bank of America Corporation	BAC
Capital One Financial Corporation	COF
Fifth Third Bancorp	FITB
JPMorgan Chase & Co.	JPM
KeyCorp	KEY
M&T Bank Corporation	MTB
Regions Financial Corporation	RF
SunTrust Banks, Inc.	STI
U.S. Bancorp	USB
Wells Fargo & Company	WFC